UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 1, 2024
Meta Platforms, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35551	20-1665019

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Meta Way, Menlo Park, California 94025
(Address of principal executive offices and Zip Code)

(650) 543-4800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000006 par value	META	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02 Results of Operations and Financial Condition.
On February 1, 2024, Meta Platforms, Inc. ("Meta") issued a press release and will hold a conference call regarding its financial results for the quarter and full year ended December 31, 2023. A copy of the press release is furnished as Exhibit 99.1 to this report.
The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Meta is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of GAAP to non-GAAP results is provided in the attached Exhibit 99.1 press release.
Meta uses the investor.fb.com and about.fb.com/news/ websites as well as Mark Zuckerberg's Facebook Page (facebook.com/zuck), Instagram account (instagram.com/zuck) and Threads profile (threads.net/zuck) as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
Item 8.01 Other Events.
Meta's board of directors has authorized a share repurchase program of its Class A common stock, which commenced in 2017 and does not have an expiration date. As of December 31, 2023, $30.93 billion remained available and authorized for repurchases under the program. On February 1, 2024, Meta announced an increase of $50 billion in the amount authorized for repurchases under the program. The timing and actual number of shares repurchased under the program depend on a variety of factors, including price, general business and market conditions, and other investment opportunities. Shares may be repurchased through open market purchases or privately negotiated transactions, including through the use of trading plans intended to qualify under Rule 10b5-1 under the Exchange Act.
On February 1, 2024, Meta's board of directors declared a cash dividend of $0.50 per share of its outstanding Class A common stock and Class B common stock, payable on March 26, 2024 to stockholders of record as of the close of business on February 22, 2024.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release dated February 1, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META PLATFORMS, INC.

Date:	February 1, 2024	By:	/s/ Katherine R. Kelly
Name: Katherine R. Kelly
Title: Vice President and Corporate Secretary